EXHIBIT 10.6.2

EXECUTION COPY

FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the “First Amendment”) dated as of the 16th day of June, 2009 is entered into among FINANCIAL SECURITY ASSURANCE INC. (“FSA”) and FSA INSURANCE COMPANY (“FSAIC”) (each a “Borrower” and collectively, the “Borrowers”), the BANKS party hereto and BAYERISCHE LANDESBANK, acting through its New York Branch, in its capacity as Agent pursuant to Article XI of the Agreement (as hereinafter defined).

W I T N E S S E T H :

WHEREAS, Bayerische Landesbank, acting through its New York Branch, acting in its capacity as Bank (“BayernLB”) and as Agent (“Agent”), FSA and FSAIC, Landesbank Hessen-Thüringen Girozentrale, acting through its New York Branch (“Helaba”), Deutsche Bank AG New York Branch (“DB”), KBC Bank N.V. (“KBC”), Norddeutsche Landesbank Girozentrale, New York and/or Cayman Islands Branch (“NordLB”), Landesbank Baden-Württemberg, acting through its New York Branch (“LBBW”), The Bank of New York Mellon (formerly The Bank of New York) (“BNY”) and KeyBank National Association (“KeyBank”) have entered into that Third Amended and Restated Credit Agreement dated as of April 30, 2005 (the “Agreement”); and

WHEREAS, the parties hereto wish to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

SECTION 1.         AMENDMENTS, ETC.  The date of the consummation of the acquisition of Financial Security Assurance Holdings Ltd. by Assured Guaranty Ltd. shall be referred to herein as the “Acquisition Date”.  On and after the Acquisition Date, each of the parties hereto agree that each of the following amendments to the Agreement shall automatically become effective.

1.1.         Amendments to Commitments.  Schedule I to the Agreement is hereby deleted and in place thereof Schedule I hereto is inserted with the Commitments adjusted accordingly.  On or prior the Acquisition Date, the Borrowers shall execute and deliver Notes substantially in the form of Exhibit A hereto with blanks appropriately completed in conformity herewith and with the Agreement to BayernLB, Helaba, DB, KBC, NordLB, LBBW, BNY and KeyBank (or to an agent of BayernLB, Helaba, DB, KBC, NordLB, LBBW, BNY and KeyBank) for receipt on or prior to the Acquisition Date, such Notes constituting “Notes” under the Agreement.  On or prior to the Acquisition Date, BayernLB, Helaba, DB, KBC, NordLB, LBBW, BNY and KeyBank shall return to the Borrowers (or an agent of the Borrowers) the Notes previously made by the Borrowers in their favor pursuant to the Agreement for receipt on or prior to the Acquisition Date.

1.2          Amendment to Definition of Credit Documents.   Section 1.01 the Agreement is amended by deleting the defined term Credit Documents in its entirety and in place thereof inserting the following:

“Credit Documents” shall mean this Agreement, each Note, the Security Agreement and that certain letter dated March 19, 2009 from the Borrowers to the Agent which was acknowledged and agreed to by the Majority Banks (the “Letter Agreement”).

1.3          Amendment to Section 3.01(a).  The parties hereto agree that all fees accrued under Section 3.01(a) of the Agreement up to the Acquisition Date shall be computed and paid as provided in that Section without regard to the following amendment to such Section.  Effective on and after the Acquisition Date, the Agreement is further amended by deleting Section 3.01(a) in its entirety and in place thereof inserting the following:

(a)           The Borrowers jointly and severally agree to pay to the Agent for distribution to the Banks pro rata in accordance with their respective Unutilized Commitments a commitment fee (such commitment fee, together with the commitment fee payable pursuant to Section 3.01(b), being the “Commitment Fee”) for the period from the Acquisition Date until the Expiry Date (or such earlier date as the Commitments shall have been terminated) computed at a rate equal to 1.00% per annum on the daily average aggregate Unutilized Commitments of the Banks.  Notwithstanding the foregoing, any Commitment Fee accrued with respect to the Unutilized Commitment of a Defaulting Bank during the period prior to the time such Bank became a Defaulting Bank and unpaid at such time shall not be payable by the Borrowers so long as such Bank shall be a Defaulting Bank except to the extent that such Commitment Fee shall otherwise have been due and payable by the Borrowers prior to such time.  No Commitment Fee shall accrue on the Unutilized Commitment of a Defaulting Bank so long as such Bank shall be a Defaulting Bank.

SECTION 2.         FULL FORCE AND EFFECT.

Each of the Credit Documents (other than the Notes and the Agreement) is and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects.  The Agreement is hereby amended to the extent provided in this First Amendment and, except as specifically provided herein, the Agreement shall remain in full force and effect in accordance with its terms.

SECTION 3.         DEFINITIONS.

All capitalized terms used in this First Amendment and not otherwise defined shall have the meanings set forth in the Agreement.

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SECTION 4.         GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE.

(a)           This First Amendment and the other Credit Documents and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the law of the State of New York.  Any legal action or proceeding against any Borrower with respect to this First Amendment or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this First Amendment, any Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  The Borrowers irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrowers at their addresses set forth opposite its signature below, such service to become effective 30 days after such mailing.  Except as otherwise provided in Section 4.05 of the Agreement, nothing herein shall affect the right of the Agent or any Bank under this First Amendment to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Borrower in any other jurisdiction.

(b)           Each Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this First Amendment or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 5.         HEADINGS.

Section headings in this First Amendment are included herein for convenience of reference only and shall not have any effect for purposes of interpretation or construction of the terms of this First Amendment.

SECTION 6.         COUNTERPARTS.

This First Amendment may be signed in any number of counterpart copies, but all such copies shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or other electronic means shall be as effective as delivery of a manually executed counterpart of this First Amendment.

SECTION 7.         REPRESENTATIONS.

As of the date hereof and as of the Acquisition Date, each Borrower hereby represents and warrants to the other parties hereto that this First Amendment has been duly authorized and validly executed by it and that the Agreement as hereby amended constitutes its valid obligation enforceable in accordance with its terms.

As of the date hereof and as of the Acquisition Date, the Borrowers hereby represent and warrant that, to the best of their knowledge, after due diligence and inquiry, (a) the

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representations and warranties contained in the Credit Documents are true and correct on and as of the date hereof and the Acquisition Date as though made on and as of such date and the Acquisition Date (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such earlier date); (b) the occurrence of the Subject Event (as defined in the Letter Agreement and absent the granting of the waiver by the Majority Banks on the terms and subject to the conditions therein) would not constitute an event of default under any agreement to which a Borrower is a party relating to Indebtedness of such Borrower (other than the Agreement), or an event of default or default under any “primary obligation” (as such term is used in the definition of “Contingent Obligation” in the Agreement) that would permit an acceleration of payment by the holder of such primary obligation that a Borrower would be obligated to pay if the primary obligor were to fail to do so; and (c) immediately before and after giving effect hereto, no Default or Event of Default (other than the Subject Event) shall have occurred and be continuing.

SECTION 8.         COVENANTS.

On or prior to the Acquisition Date, the Borrowers shall

(a)           have provided to the Agent an executed original of the certificate of Assured Guaranty Ltd. in the form of Exhibit B attached hereto dated as of the Acquisition Date; and

(b)           have provided to the Agent such other documents, certificates and opinions as the Agent may reasonably request, including, without limitation, opinions of counsel to the Borrowers dated as of the Acquisition Date in form and substance satisfactory to the Agent and the Banks.

In addition, the Borrowers shall notify the Agent in writing of the proposed Acquisition Date at least five (5) Business Days prior to the Acquisition Date.

SECTION 10.  FEES AND EXPENSES.

On the Acquisition Date, the Borrowers shall pay an amendment fee in the amount of $371,875, for distribution by the Agent to the following Banks in the amounts set forth opposite the names of such Bank:

BANK	AMENDMENT FEE
BayernLB	$122,187.50
Helaba	$53,125.00
DB	$47,812.50
KBC	$21,250.00
NordLB	$37,187.50
LBBW	$42,500.00
BNY	$21,250.00
KeyBank	$26,562.50
Total:	$371,875

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The Borrowers shall pay to the Agent the fees and expenses of counsel to the Agent incurred in connection with this First Amendment promptly upon receipt of an invoice for such fees and expenses.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date and year first written above.

BORROWERS:

FINANCIAL SECURITY ASSURANCE INC.

By	/s/ Dennis Kim
Name	Dennis Kim
Title	Managing Director and Treasurer

FSA INSURANCE COMPANY

By	/s/ Dennis Kim
Name	Dennis Kim
Title	Managing Director and Treasurer

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[Signature page to First Amendment]

AGENT:

BAYERISCHE LANDESBANK, Acting Through Its New York Branch

By	/s/ Patricia M. Healy
Name	Patricia M. Healy
Title	First Vice President

By	/s/ Joseph C. Campagna
Name	Joseph C. Campagna
Title	Senior Vice President

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[Signature page to First Amendment]

BANKS:

BAYERISCHE LANDESBANK, Acting Through Its New York Branch

By	/s/ Patricia M. Healy
Name	Patricia M. Healy
Title	First Vice President

By	/s/ Joseph C. Campagna
Name	Joseph C. Campagna
Title	Senior Vice President

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[Signature page to First Amendment]

LANDESBANK HESSEN-THÜRINGEN
GIROZENTRALE, Acting Through Its New York Branch

By	/s/ Samuel W. Bridges
Name	Samuel W. Bridges
Title:	Senior Vice President
Financial Institutions
Public Finance

By	/s/ Roger F. Johnson
Name	Roger F. Johnson
Title	Vice President
Financial Institutions
Public Finance

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[Signature page to First Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Kathleen Bowers
Name	Kathleen Bowers
Title	Director

By	/s/ Richard Herder
Name	Richard Herder
Title	Managing Director

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[Signature page to First Amendment]

KBC BANK N.V.

By	/s/ Larry Manochio
Name	Larry Manochio
Title	Director

By	/s/ Robert Snauffer
Name	Robert Snauffer
Title	Managing Director

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[Signature page to First Amendment]

NORDDEUTSCHE LANDESBANK GIROZENTRALE, New York and/or Cayman Islands Branch

By	/s/ Stephanie Scholz
Name	Stephanie Scholz
Title	Managing Director

By	/s/ Stephanie Hoevermann
Name	Stephanie Hoevermann
Title	Senior Director

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[Signature page to First Amendment]

LANDESBANK BADEN-WÜRTTEMBERG, Acting Through Its New York Branch

By	/s/ Jennifer L. Davis
Name	Jennifer L. Davis
Title	Vice President

By	/s/ Leonard J. Crann
Name	Leonard J. Crann
Title	Deputy General Manager

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[Signature page to First Amendment]

THE BANK OF NEW YORK MELLON

By	/s/ Richard G. Shaw
Name	Richard G. Shaw
Title	Vice President

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[Signature page to First Amendment]

KEYBANK NATIONAL ASSOCIATION

By	/s/ Mary K. Young
Name	Mary K. Young
Title	Senior Vice President

[End of Signatures]

SCHEDULE I

COMMITMENTS

PART A

Name	Commitment

Bayerische Landesbank, New York Branch	$97,750,000
Landesbank Hessen-Thüringen Girozentrale, New York Branch	42,500,000
Deutsche Bank AG New York Branch	38,250,000
KBC Bank N.V.	17,000,000
Landesbank Baden-Württemberg, New York Branch	34,000,000
The Bank of New York Mellon	17,000,000
Norddeutsche Landesbank Girozentrale, New York Branch	29,750,000
KeyBank National Association	21,250,000
Total:	$297,500,000

PART B

Part B Banks

Landesbank Hessen-Thüringen Girozentrale, New York Branch

Deutsche Bank AG New York Branch

KBC Bank N.V.

The Bank of New York Mellon

Norddeutsche Landesbank Girozentrale, New York Branch

KeyBank National Association

Landesbank Baden-Württemberg, New York Branch

PART C

Part C Banks and Contingent Commitments

Name	Contingent Commitment

Bayerische Landesbank, New York Branch	$71,145,000
Total	$71,145,000

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EXHIBIT A

NOTE

[AMOUNT]	New York, New York
July 1, 2009

FOR VALUE RECEIVED, FINANCIAL SECURITY ASSURANCE INC. and FSA INSURANCE COMPANY (the “Borrowers”) hereby jointly and severally promise to pay to the order of [BANK], (the “Bank”), in lawful money of the United States of America in immediately available funds, at the office of Bayerische Landesbank, acting through its New York Branch, as Agent, located at 560 Lexington Avenue, New York, New York 10022, on the Expiry Date (as defined in the Agreement referred to below) the principal sum of [AMOUNT] constituting the Bank’s Commitment under the Agreement (defined below) [plus [AMOUNT] constituting the Bank’s Contingent Commitment under the Agreement] or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

The Borrowers, jointly and severally, promise also to pay interest on the unpaid principal amount hereof in like money at said office at the rates and at the times provided in Section 2.06 of the Agreement.

This Note is one of the Notes referred to in the Third Amended And Restated Credit Agreement, dated as of April 30, 2005, among the Borrowers and the Banks from time to time party thereto (including the Bank), and Bayerische Landesbank, acting through its New York Branch, as Agent (as amended, modified and supplemented from time to time, the “Agreement”), and is entitled to the benefits thereof.  This Note is secured by the Security Agreement (as defined in the Agreement).  As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Expiry Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

Except as otherwise provided in the Agreement, the Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

The Bank is authorized to record the date and amount of each Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of the Borrowers’ obligations hereunder.

THE PAYMENT OBLIGATIONS OF THE BORROWERS UNDER THIS NOTE ARE LIMITED AS PROVIDED IN SECTION 4.05 OF THE AGREEMENT.

THIS NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

THIS NOTE HAS BEEN DULY EXECUTED UNDER SEAL BY THE DULY AUTHORIZED REPRESENTATIVES OF THE BORROWERS AS OF THE DATE FIRST WRITTEN ABOVE.

FINANCIAL SECURITY ASSURANCE INC.

By
Name
Title

FSA INSURANCE COMPANY

By
Name
Title

GRID

Date	Amount of Loan	Unpaid Principal Paid or Prepaid	Principal Amount of Note	Notation Made by

EXHIBIT B

ASSURED GUARANTY LTD. CERTIFICATE

Assured Guaranty Ltd. (“Assured”) hereby represents and warrants that, to the best knowledge of the undersigned, after due diligence and inquiry, the occurrence of the Event of Default under Section 10.09 of the Third Amended and Restated Credit Agreement among Financial Security Assurance Inc., FSA Insurance Company, Various Banks and Bayerische Landesbank, Acting Through Its New York Branch, Individually and as Agent (the “Agreement”) (absent the granting of the waiver by the Majority Banks (as defined in the Agreement)) would not, as of the closing of the acquisition of Financial Security Assurance Holdings Ltd. (“FSA Holdings”) by Assured Guaranty Ltd., constitute an event of default under any agreement to which Assured is a party relating to Indebtedness of Assured, or an event of default or default under any “primary obligation” (as such term is used in the definition of “Contingent Obligation” in the Agreement) that would permit an acceleration of payment by the holder of such primary obligation that Assured would be obligated to pay if the primary obligor were to fail to do so.

ASSURED GUARANTY LTD.

By:	Dated: July 1, 2009
Name:
Title: